                SECOND AMENDED AND RESTATED OPERATING AGREEMENT
                                      FOR
                             BASIN PIPELINE L.L.C.

                     A Michigan Limited Liability Company

     THIS SECOND AMENDED AND RESTATED OPERATING AGREEMENT (this "Operating Agreement") is made and entered into as of May 2, 1996 by and among Basin Pipeline L.L.C, a Michigan Limited Liability Company (the "Company"), and the persons executing this Operating Agreement as members of the Company and all of those who shall hereafter be admitted as members (individually, a "Member" and collectively, the "Members") who agree as follows:

                                   RECITALS:

     A. Pursuant to Articles of Organization filed with the Michigan Department of Commerce on June 16, 1993 (the "Articles"), the Company was organized as a limited liability company under the laws of the State of Michigan.

     B. Dwain M. Immel, Hi P Limited Partnership and Montana BC Limited (the "Original Members"), the original Members of the Company, executed and delivered the Operating Agreement (the "Original Agreement") dated October 27, 1993 providing for the operation of the Company.

     C. Effective December 1, 1993, Michigan Gas Fund I (the "Preferred Member") was admitted as a Member of the Company.

     D. Effective December , 1993, the Original Agreement was amended and restated by the Members by that Amended and Restated Operating Agreement (the "First Amendment").

     E. Effective as of May 2, 1996, the Original Common Members and the Preferred Member no longer owned any membership interest in the Company and the Members executing this Operating Agreement (the "New Members") were the sole Members of the Company.

     F. Simultaneously with the execution of this Operating Agreement, Member Michigan Energy Company, L.L.C. ("MEC') and Member MarkWest Michigan, LLC ("MarkWest") entered into that Participation, Ownership and Operating Agreement (the "Participation Agreement") whereby Member West Shore Processing Company, LLC ("West Shore") was organized and the terms of its ownership and operation were set out and whereby Mark West was designated as its "Operator" in accordance with the terms thereof. Certain terms and provisions of the Participation Agreement are incorporated herein by the references thereto contained in this Operating Agreement and in the manner prescribed herein.

     G. The Members desire to amend and restate the Original Agreement, as amended and restated by the First Amendment in order to evidence admission of the New Members as Members of the Company and make certain additional changes thereto.

     In consideration of the foregoing and of the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to effect the intentions of the Members as set forth above, the Members hereby agree to amend and restate the Original Agreement, as amended and restated by the First Amendment as follows:

                                   ARTICLE I
                                 ORGANIZATION
                                 ------------

     1.1  Formation. The Company has been organized as a Michigan Limited
          ----------
Liability Company under and pursuant to the Michigan Limited Liability Company Act, being Act No. 23, Public Acts of 1993 (the "Act"), by the filing of the Articles with the Department of Commerce of the State of Michigan as required by the Act.

     1.2 Name. The name of the Company shall be Basin Pipeline L.L.C. The
         -----
Company may also conduct its business under one or more assumed names.

     1.3  Purposes. The purposes of the Company are to engage in any activity
          ---------
for which Limited Liability Companies may be formed under the Act, including, but not limited to, the construction and operation of a pipeline gathering system in Michigan pursuant to authority granted under 1929 PA 9, as amended (MCL 483.109). The Company shall have all the powers necessary or convenient to effect any purpose for which it is formed, including all powers granted by the Act.

     1.4 Duration. The Company shall continue in existence for the period fixed
         ---------
in the Articles for the duration of the Company or until the Company shall be sooner dissolved and its affairs wound up in accordance with the Act or this Operating Agreement.

     1.5  Registered Office and Resident Agent. The Registered Office and
          -------------------------------------
Resident Agent of the Company shall be as designated in the initial Articles or any amendment thereof. The Registered Office and/or Resident Agent may be changed from time to time. Any such change shall be made in accordance with the Act. If the Resident Agent shall ever resign, the Company shall promptly appoint a successor.

     1.6  Intention for Company. The Members have formed the Company as a
          ----------------------
Limited Liability Company under and pursuant to the Act. The Members specifically intend and agree that the Company not be a partnership (including, a limited partnership) or any other venture, but a Limited Liability Company under and pursuant to the Act. No Member or Manager shall be construed to be a partner in the Company or a partner of any other Member, Manager or person

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and the Articles, this Operating Agreement and the relationships created thereby and arising therefrom shall not be construed to suggest otherwise.

     1.7 Effective Date. (the "Effective Date").
         ---------------

This Operating Agreement shall be effective as of May 2, 1996

                                  ARTICLE II
                         BOOKS, RECORDS AND ACCOUNTING
                         -----------------------------

     2.1  Books and Records. The Company shall maintain complete and accurate
          ------------------
books and records of the Company's business and affairs as required by the Act and such books and records shall be kept at the Company's Registered Office.

     2.2  Fiscal Year: Accounting. The Company's fiscal year shall be the
          ------------------------
calendar year. The particular accounting methods and principles to be followed by the Company shall be selected by the Manager from time to time.

     2.3  Reports. The Manager shall provide reports concerning the financial
          --------
condition and results of operation of the Company and the Capital Accounts of the Members to the Members in the time, manner and form as provided in the Participation Agreement.

     2.4 Member's Accounts. Separate capital accounts for each Member shall be
         ------------------
maintained by the Company in accordance with the applicable provisions of the Participation Agreement.

                       ARTICLE III CAPITAL CONTRIBUTIONS
                                   ---------------------

     3.1  Initial Capital. The agreed value of the capital of the Company to
          ----------------
be credited to each Member on the Effective Date is set forth on the attached Exhibit A. The Sharing Ratios (herein so called) of the Members in the Company as of the Effective Date shall be as set forth on Exhibit A hereto. Any additional Member (other than an assignee of a membership interest who has been admitted as a Member), who shall be admitted only upon the approval of all Members shall make the capital contribution set forth in an Admission Agreement. No interest shall accrue on any capital contribution and no Member shall have any right to withdraw or to be repaid any capital contribution except as provided in this Operating Agreement.

     3.2 Additional Contributions. In addition to the initial capital
         -------------------------
contributions heretofore made by the Members additional contributions shall be governed by the applicable provisions of the Participation Agreement and the obligations of the members for additional contributions and remedies for failures to make such as may be specified in the Participation Agreement

                                  ARTICLE IV
                         ALLOCATIONS AND DISTRIBUTIONS
                         -----------------------------

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     4.1  Allocations.
          ------------

     (a) Profits and losses shall be determined and allocated to the Members consistent with the provisions of the Participation Agreement.

     (b) All items of income, gain, loss, deduction or credit of the Company, shall be allocated to and shared by the Members in accordance with their respective Sharing Ratios.

     4.2 Distributions. All distributions shall be made in conformance with
         --------------
distribution provisions set out in Section 4.1 and other applicable Sections of the Participation Agreement.

                                   ARTICLE V
                      DISPOSITION OF MEMBERSHIP INTERESTS
                      -----------------------------------

     5.1  General. MEC And MarkWest shall each have the right to dispose of or
          --------
transfer their respective membership interests in the Company and to cause West Shore, on their respective behalves, to dispose of portions of West Shore's membership interests in the Company in amounts of interest proportionate to their respective ownership interests in West Shore and on terms equivalent to those set out in Article IX of the Participation Agreement governing transfer and dispositions by MEC and MarkWest of their interest in West Shore.

     5.2  Admission of Substitute Members. A permitted transferee of a
          --------------------------------
membership interest shall be admitted as a subtitute Member and shall be entiltled to all the rights and powers of the assignor.

                                  ARTICLE VI
                    MEETING AND REPRESENTATIONS OF MEMBERS
                    --------------------------------------


     6.1  Voting. voting all matters requiring a vote of the Members shall be
          -------
governed by the voting procedures set out in Section 5.2 of the Participation Agreement. MEC and Mark West shall each be entitled to vote their respectives membership interests. The designated Operator of West Shore shallbe entitled to vote the West Shores membership interest, provided, however, that any such vote shall be exercised in conformance with an appropriate vote of the Members of West Shore in accordance with the voting procedures under the Participation Agreement.

     6.2  Required Vote. Unless a greater vote is required by the Act, the
          --------------
Articles or would be required under the Participation Agreement had the vote been with regard to the same or similar issue the affirmative vote or consent of a majority of the Sharing Ratios of all the Members entitled to vote or consent on such matter shall be required. For purposes of this Agreement, any reference to a majority of Members or majority of remaining Members shall be defined as those Members holding a majority of the Sharing Ratios of the Members or remaining Members if applicable.

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

     6.3  Meetings. An annual meeting of Members for the transaction of such
          ---------
business as may properly come before the Meeting, shall be held at such place, on such date and at such time as the annual meeting of the Members of West Shore. Special meetings of Members for any proper purpose or purposes may be called at any time by the Manager or any Member. The Company shall deliver or mail written notice stating the date, time, place and purposes of any meeting to each Member entitled to vote at the meeting. Such notice shall be given not less than five (5), no more than sixty (60) days before the date of the meeting. All meetings of the Members shall be presided over by a Chairperson who shall be a representative or a Member so designated by the Manager.

     6.4  Consent. Any action required or permitted to be taken at an annual
          --------
or special meeting of the Members may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken are signed by the Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all membership interests entitled to vote on the action were present and voted. Every written consent shall bear the date and signature of each Member who signs the consent. Prompt notice of the taking of action without a meeting by less than unanimous written consent shall be given to all Members who have not consented in writing to such action.

     6.5 Representations and Warranties. Each Member, and in the case of an
         -------------------------------
organization, the person(s) executing the Company Agreement on behalf of the organization, hereby represents and warrants to the Company and each other Member that: (a) if the Member is an organization, that it is duly organized, validly existing and in good standing under the laws of its state of organization and that it has full organizational power to execute and agree to this Operating Agreement to perform its obligations hereunder; (b) that the Member is acquiring its interest in the Company for the Member's own account as an investment and without an intent to distribute the interest; (c) the Member acknowledges that the interests in the Company have not been registered under the Securities Act of 1933 or any state securities laws, and may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from such requirements.

                                  ARTICLE VII
                                  MANAGEMENT
                                  ----------

     7.1  Management of Business. The Company shall be managed by one (1)
          -----------------------
person ("Manager"). The Manager shall be the party serving, from time to time, as Operator under the terms of the Participation Agreement. The terms, duties, compensation and benefits, if any, of the Manager not provided for herein shall be determined by the Members. The Manager shall serve at the will and pleasure of the Members.

     7.2  Powers of Manager. The Manager shall have the same powers and
          ------------------
authority with respect to the Company and its assets as were granted to the Operator of West Shore with respect to West Shore and its assets pursuant to
Section 5.3 of the Participation Agreement. Likewise, the Manager's authority shall be limited in the same manner as the authority of the Operator is limited in Section 5.4 of the Participation Agreement and elsewhere in the Participation Agreement.

     7.3  Standard of Care: Liability. Manager shall discharge its duties as a
          ----------------------------
manager in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner it reasonably believes to be in the best interests of the Company. Manager shall not be liable for any monetary damages to the Company for any breach of such duties except for receipt of a financial benefit to which Manager is not entitled; voting for or assenting to a distribution to Members in violation of this Operating Agreement or the Act; or a knowing violation of the law.

     7.4  Other Activities of Members. Except as similar activities would have
          ----------------------------
been prohibited for parties or members under the terms and provisions of the Participation Agreement, any Member or Manager may, without notice to or consent from any other Member, engage and invest in other business ventures or properties of any nature, including, without limitation, all aspects of the hydrocarbon and mineral business, and the pipeline transportation and marketing business, whether or not competitive with the business of the Company. No Member or Manager shall, by virtue of the Articles or this Operating Agreement, have any right or interest in the other Member's or Manager's ventures or investments, or in the income and profits therefrom.

     7.5  Tax Matters Member. The Members shall designate one of their number as
          ------------------
the tax matters member of the Company pursuant to (s)6231 (a)(7) of the Code. Any Member designated as tax matter shall take suchaction as may be nececssary to cause each other Members to become a noticememmber within the meaning of
(s)6223 of Code. Any Member who is designated tax matter member may not take any action contemplated by (s)(s)6222 through 6232 of the Code without the consent of the Manager, if any. Until changed by the Company, the tax matters member is West Shore.

                                 ARTICLE VIII
                   EXCULPATION OF LIABILITY; INDEMNIFICATION
                   -----------------------------------------

     8.1  Exculpation of Liability. Unless other,vise provided by law or
          -------------------------
expressly assumed, a person who is a Member or Manager, or both, shall not be liable for the acts, debts or liabilities of the Company.

     8.2  Indemnification. It is intended that all matters of indemnification
          ----------------
and allocation of liabilities and obligations among MEC, MarkWest and the Company shall be treated in the same manner as prescribed under Sections 19.2 through 19.6 of the Participation Agreement and in the same manner such matters would have been treated had the applicable liabilities and obligations related to that portion of the Assets (as defined in the Participation Agreement) other than membership interests in the Company (i.e. Basin Pipeline L.L.C.). The provisions of Section 19.2(a) of the Participation Agreement regarding indemnification and holding harmless of West Shore and MarkWest by MEC shall apply to the cumulative Obligations (as defined in the Participation Agreement) of the type covered by Section 19.2(a) of both the Company as well as West Shore and shall apply to indemnification and holding harmless of the Company as welt

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

as West Shore. The provisions of Section 19.2(b) of the Participation Agreement allocating "Environmental Obligations" (as defined in the Participation Agreement) of "the Company" (i.e. West Shore) among MEC and MarkWest are intended to and shall hereafter apply to the cumulative Environment Obligations of both West Shore and the Company. The provisions of Sections 19.2(b)(iv)(B) and(C) shall likewise apply in such a manner that MEC's option to purchase the membership interests of Mark West in West Shore shall also include the right of MEC to purchase Mark West's membership interest in the Company for no additional consideration.

                                  ARTICLE IX
                          DISSOLUTION AND WINDING UP
                          --------------------------

     9.1  Dissolution. The Company shall dissolve and its affairs shall be
          ------------
wound up on the first to occur of the following events: (a) at any time specified in the Articles or this Operating Agreement; (b) upon the happening of any event specified in the Articles or this Operating Agreement; (c) by the unanimous consent of all of the Members; or (d) upon the expulsion, withdrawal, bankruptcy, or dissolution of a Member.

     9.2  Winding Up and Liquidation. Upon dissolution of the Company, the
          ---------------------------
Company's affairs shall be wound up in the same manner as and consistent with that set out in Section 21.3 of the Participation Agreement.

                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     10.1 Terms. Nouns and pronouns will be deemed to refer to the masculine,
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feminine, neuter, singular and plural, as the identity of the person or persons, firm or corporation may in the context require.

     10.2 Article Headings. The Article headings contained in this Operating
          -----------------
Agreement has been inserted only as a matter of convenience and for reference, and in no way shall be construed to define, limit or describe the scope or intent of any provision of this Operating Agreement.

     10.3 Counterparts. This Operating Agreement may be executed in several
          -------------
counterparts, each of which will be deemed an original but all of which will constitute one and the same.

     10.4 Severability. The invalidity or unenforceability of any particular
          -------------
provision of this Operating Agreement shall not affect the other provisions hereof, and this Operating Agreement shall be construed in all respects as if such invalid or unenforceable provisions were ommitted.

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

     10.7 Binding Effect. Subject to the provisions of this Operating Agreement
          ---------------
relating to transferability, this Operating Agreement will be binding upon and shall inure to the benefit of the parties, and their distributees, heirs, successors and assings.

     10.8 Governing Law. This Operating Agreement is being executed and
          -------------
delivered in the State of Michigan and shall be government by, construed and enforced in accordance with the laws of the State of Michigan.

     IN WITNESS WHEREOF, The parties hereto make and execute this Operating Agreement on the dates set forth, to be effective on the date first above written.
                                 THE COMPANY:

Date: May 2 1996
      ----------

BASIN PIPELINE L.L.C
By West Shores Processing Company, LLC, its manager, By Mark West Michigan, LLC, its opertor,
By Mark West Hydrocarbon Partners, Ltd., its manager, Mark West Hydrocarbon, Inc., its general manager

     By:  /s/ Arthur J. Denney
   Name:  Arthur J. Denney
  Title:  Vice President
          --------------

MEMBERS:

Date: May 2 1996
      ----------

WEST SHORES PROCESSING COMPANY, LLC By Mark West Michigan, LLC, its operator, By Mark West Hydrocarbon Partners, Ltd., its manager, by Mark West Hydrocarbon, Inc., its general manager

     BY:  /s/ Arthur J. Denney
   Name:  Arthur J. Denney
  Title:  Vice President
          --------------

Date: May 2 1996
      ----------

MARKWEST MICHIGAN, LLC,
  By Mark West Hydrocarbon Partners, Ltd., its manager,
   By Mark West Hydrocarbon, Inc., its general partner

     By:    /s/ Arthur J. Denney
      Name: Arthur J. Denney
            ----------------
      Title:Vice President
            --------------

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

MICHIGAN ENERGY COMPANY, L.L.C.

Date: May 2, 1996

BY:  /s/ Michael V. Ronca
     Michael V. Ronca, Manager

BY:  /s/ Robert L. Zorich
     Robert L. Zorich, Manager

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

Member
- ------

West Shore Processing Company, LLC

MarkWest Michigan, LLC

Michigan Energy Company, L.L.C.

TOTAL

EXHIBIT A

                          Capital $98.0O $1.20 $ .80
                          -------

$100.00

  Sharing Ratio 98.0%
  -------------
1.2% 0.8%

100.00%

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